UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  December 16, 2013

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02(e).   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Supplemental Executive Retirement Plan.  On August 8, 2013 the Board of Directors (the “Board”)  of Alta Mesa Holdings GP, LLC, the general partner of Alta Mesa Holdings, LP, a Texas limited partnership (the “Company”), voted to adopt the Alta Mesa Holdings, L.P. Supplemental Executive Retirement Plan (the “Supplemental Executive Retirement Plan”), the purpose of which is to advance the interests of the Company by providing employees who render valuable services to the Company with an opportunity to defer all or a portion of their salaries and bonuses on a tax-deferred basis.  The Board has the authority and discretion to designate, at any time, those employees who are eligible to participate in the Supplemental Executive Retirement Plan.  A participant of the Supplement Executive Retirement Plan may: (i) defer up to ninety percent (90%) of their salary and other cash remuneration that is payable to such participant for compensatory services; (ii) defer up to one hundred percent (100%) of their bonus awarded under a cash bonus program; or (iii) receive an “Elective Employer Contribution” whereby a contribution is made by the Company and allocated to an account designated for the employee.

The foregoing description of the Supplemental Executive Retirement Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Supplemental Executive Retirement Plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Elective Employer Contribution under the Supplemental Executive Retirement Plan.    On December 16, 2013,  the Board of the Company approved an Elective Employer Contribution (as defined in the Supplemental Executive Retirement Plan) for Frank David Murrell, Vice President of Land and Business Development of the Company.   The Elective Employer Contribution was made effective September 24, 2013 with a contribution amount of $325,000.  Twenty percent (20%) of the contribution amount was vested immediately upon the execution of the award, and the remaining amount will vest as follows:

YEARS OF SERVICE	VESTED PERCENTAGE
0 to 1	20.00%
1 to 2	40.00%
2 to 3	60.00%
3 to 4	73.85%
Greater than 4	80.00%

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

10.1	Alta Mesa Holdings, L.P. Supplemental Executive Retirement Plan dated August 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

December 20, 2013	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

INDEX TO EXHIBITS

Exhibit Number	Title of Document

10.1	Alta Mesa Holdings, L.P. Supplemental Executive Retirement Plan dated August 1, 2013